PERKINS & MARIE CALLENDER'S INC. REPORTS RESULTS FOR FISCAL 2006 THIRD QUARTER ENDED OCTOBER 1, 2006

Memphis, TN, November 15, 2006 - Perkins & Marie Callender's Inc. (together with its consolidated subsidiaries, the "Company") today reported financial results for its fiscal 2006 third quarter ended October 1, 2006.

HIGHLIGHTS FOR THE THIRD QUARTER OF FISCAL 2006 AS COMPARED TO THE THIRD QUARTER OF FISCAL 2005 WERE:

     o The Company opened one new Perkins Restaurant & Bakery ("Perkins") during the current quarter and obtained three existing Perkins locations from franchisees.
     o The Company continued its integration of non-operational Perkins and Marie Callender's functions at the Company's headquarters in Memphis, Tennessee, following the recent merger with Wilshire Restaurant Group, LLC ("WRG"), the owner and operator of Marie Callender's Restaurant and Bakery ("Marie Callender's"). Significant accounting, information technology, human resources and purchasing processes have already been consolidated in Memphis; the balance of the consolidation is expected to be completed by the end of fiscal 2006.
     o Due primarily to the merger with WRG, revenue increased by 56.4% to $134.2 million.
     o Comparable restaurant sales for Perkins and Marie Callender's increased by 0.3% and 0.5%, respectively, for the quarter.
     o The Company reported a net loss of $7.9 million compared to a net loss of $8.0 million for the third quarter of 2005.

J. Trungale, President and Chief Executive Officer of Perkins & Marie Callender's Inc., commented, "During the third quarter, our focus continued on the successful integration process which is already resulting in G&A expense reduction and increased purchasing power for the Company. We are also pleased with the performance of our new, Company-owned Perkins restaurant in Chaska, MN which experienced average weekly sales exceeding $45,000 during the first three weeks of operation."

THIRD QUARTER OF FISCAL 2006 FINANCIAL RESULTS

Revenues for the third quarter of 2006 increased 56.4% to $134.2 million from $85.9 million for the third quarter of 2005. The growth in revenues is primarily attributable to the inclusion of the full quarter of revenues of $53.0 million from WRG in the current quarter versus the inclusion of eight days of revenues totaling $4.8 million in the third quarter of 2005. Only eight days of operations of WRG were included in the third quarter of 2005 as the effective date of the merger for reporting purposes was September 21, 2005. Perkins' restaurants experienced a 0.3% increase in comparable restaurant sales, resulting primarily from an increase in menu prices. Comparable restaurant sales at Marie Callender's restaurants were up 0.5%, due primarily to pie promotions in the current quarter.

Food costs for the third quarter of 2006 totaled 29.4% of food sales, down 0.5% from the third quarter of 2005. This decrease was driven by a decrease in Perkins' food cost of 1.5% pts. in the current quarter, resulting from the impact of increased menu prices. This decrease was partially offset by higher food cost as a percentage of food sales at Marie Callender's restaurants as compared to Perkins, since Marie Callender's has a higher proportion of lunch and dinner menu items sold. Perkins' restaurants have a higher proportion of breakfast menu items sold, which generally have a lower food cost relative to their sales prices than lunch and dinner menu items.

Labor and benefits costs, as a percentage of total revenues, increased 1.6% pts. for the third quarter of 2006. Marie Callender's labor and benefits costs, as a percentage of Marie Callender's revenue, were 2.3% pts. higher than the labor and benefits percentage for Perkins for the current quarter. The increase in costs was also impacted by an increase in average wage rates, driven by minimum wage rate increases in Florida and Minnesota, both key markets for Perkins' restaurants.

Operating expenses for the third quarter of 2006 were $33.6 million, compared to $19.8 million for the third quarter of 2005. This increase is primarily due to the inclusion of WRG's operating expenses in the current quarter.

General and administrative expenses, as a percentage of total revenues, decreased by 1.1% pts. in the third quarter of 2006 as compared to the third quarter of 2005. The decrease was primarily due to headcount reductions at both Perkins and Marie Callender's.

ADJUSTED EBITDA

The Company revised its calculation of adjusted EBITDA to adjust for income and expense items unrelated to operating performance. The Company defines adjusted EBITDA as net income before income tax expense, interest expense (net), depreciation and amortization, gain on the extinguishment of debt, transaction costs, gain/loss on the disposition of assets, asset write-downs, stock compensation, lease termination expense and other income and expense items unrelated to operating performance. The Company considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various income and expense items that are not indicative of the Company's operating performance. The Company believes that EBITDA is useful to investors in evaluating the Company's ability to incur and service debt, make capital expenditures and meet working capital requirements. The Company also believes that EBITDA is useful to investors in evaluating the Company's operating performance compared to that of other companies in the same industry, as the calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending, all of which may vary from one company to another for reasons unrelated to overall operating performance. The Company's calculation of adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles and accordingly should not be considered as an alternative to, or more meaningful than, earnings from operations, cash flows from operations or other traditional indications of a company's operating performance or liquidity. The following table provides a reconciliation of net loss to adjusted EBITDA. For this reconciliation, the predecessor and successor periods in 2005 have been combined:


                                           Third Quarter    Third Quarter     Year-to-Date      Year-to-Date
(unaudited; in thousands)                      Ended            Ended             Ended            Ended
                                          October 1, 2006  October 2, 2005   October 1, 2006  October 2, 2005
                                          -------------------------------------------------------------------

NET LOSS                                    $ (7,854)         $ (7,966)       $ (9,282)          $ (4,681)
Provision for (benefit from) income
taxes                                            324            (6,012)            324             (3,932)
Interest, net                                  6,923             6,287          28,448             14,521
Depreciation and amortization                  5,449             3,166          19,764             12,454
Gain on extinguishment of debt                     -                 -         (12,581)                 -
Transaction costs                              3,225             5,499           5,513              5,499
Asset write-down                                  88                 -             137                248
(Gain) loss on disposition of assets               5              (753)            (89)              (517)
Stock compensation                                 -             7,433               -              8,925
Pre-opening expenses                             306                 -             495                  -
Board and management fees                        560               646           2,299                646
Store closure expenses                           540                 -             540                  -
Lease termination                                  -                 -             366                  -
Other non-cash items                              13                 -             659                  -
                                          -------------------------------------------------------------------
ADJUSTED EBITDA                             $  9,579          $  8,300        $ 36,593           $ 33,163
                                          ===================================================================


ABOUT THE COMPANY

Perkins & Marie Callender's Inc., formerly The Restaurant Company, operates and franchises mid-scale full-service family dining restaurants, which serve a wide variety of high quality, moderately priced breakfast, lunch and dinner entrees, under the name Perkins Restaurant and Bakery, and operates and franchises mid-priced, casual-dining restaurants specializing in the sale of pie and other bakery items under the name Marie Callender's Restaurant and Bakery. As of October 1, 2006, the Company owned and operated 155 Perkins' restaurants and franchised 325 Perkins' restaurants. The Company also owned and operated 79 Marie Callender's restaurants, one Marie Callender's Grill and the East Side Mario's restaurant and franchised 45 Marie Callender's restaurants and one Marie Callender's Grill. Additionally, the Company operated 11 Marie Callender's restaurants under partnership agreements. Please refer to Marie Callender's website at WWW.MARIECALLENDERS.COM for historical comparative sales data under the "About Us-In the News" link.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "ANTICIPATE," "BELIEVE," "CONTINUE," "COULD," "ESTIMATE," "EXPECT," "INTEND," "MAY," "MIGHT," "PLAN," "POTENTIAL," "PREDICT," "SHOULD," OR "WILL," OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY.

PERKINS & MARIE CALLENDER'S INC. HAS BASED THESE FORWARD-LOOKING STATEMENTS ON ITS CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS. WHILE THE COMPANY BELIEVES THESE EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ARE REASONABLE, SUCH FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND ITS CONTROL. SOME OF THE KEY FACTORS THAT COULD CAUSE ITS ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS INCLUDE THE FOLLOWING:

     o    COMPETITIVE PRESSURES AND TRENDS IN THE RESTAURANT INDUSTRY;
     o    PREVAILING PRICES AND AVAILABILITY OF FOOD, SUPPLIES AND LABOR;
     o    RELATIONSHIPS WITH FRANCHISEES AND FINANCIAL HEALTH OF FRANCHISEES;
     o    GENERAL ECONOMIC CONDITIONS AND DEMOGRAPHIC PATTERNS;
     o    OUR SUBSTANTIAL INDEBTEDNESS;
     o    OUR ABILITY TO INTEGRATE ACQUISITIONS;
     o    DEVELOPMENT AND EXPANSION PLANS; AND
     o    STATEMENTS COVERING OUR BUSINESS STRATEGY.

GIVEN THESE RISKS AND UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF. PERKINS & MARIE CALLENDER'S INC. DOES NOT UNDERTAKE AND SPECIFICALLY DECLINES ANY OBLIGATION TO UPDATE ANY SUCH STATEMENTS OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF SUCH STATEMENTS TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

CONFERENCE CALL

Perkins & Marie Callender's Inc. has scheduled a conference call for Friday, November 17, 2006, at 10:00 a.m. (CST) to review third quarter earnings. The dial-in number for the conference call is (866) 207-2203 and the access code number is 1969223. A taped playback of this call will be available two hours following the call on Friday, November 17, 2006 through midnight on Wednesday, November 22, 2006. The taped playback can be accessed by dialing (800) 642-1687 and by using access code number 1969223.


                                  PERKINS & MARIE CALLENDER'S INC.
                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (unaudited)
                                           (in thousands)

                                                       Successor
                                                     Third Quarter         Successor           Predecessor
                                                         Ended        September 22, 2005-    July 11, 2005-
                                                    October 1, 2006     October 2, 2005    September 21, 2005
                                                    ---------------------------------------------------------
REVENUES:
   Food sales................................        $    127,066         $     14,737         $    65,524
   Franchise and other revenue...............               7,171                  926               4,669
                                                     ------------         ------------         -----------
Total revenues...............................             134,237               15,663              70,193
                                                     ------------         ------------         -----------

COSTS AND EXPENSES:
Cost of sales (excluding depreciation shown below):
   Food cost.................................              37,412                5,865              18,094
   Labor and benefits........................              43,651                4,918              21,738
   Operating expenses........................              33,588                1,837              17,928
General and administrative...................              10,914                1,008               6,885
Transaction costs............................               3,225                  867               4,632
Stock compensation...........................                  --                   --               7,433
Depreciation and amortization................               5,449                  638               2,528
Interest, net................................               6,923                1,141               5,146
(Gain) loss on disposition of assets.........                   5                    1                (754)
Asset write-down.............................                  88                   --                  --
Other, net...................................                 489                   40                (115)
                                                     ------------         ------------         -----------
Total costs and expenses.....................             141,744               16,315              83,515
                                                     ------------         ------------         -----------
Loss before income taxes and minority interests            (7,507)                (652)            (13,322)
(Provision for) benefit from income taxes....                (324)                 115               5,897
Minority interests...........................                 (23)                  (4)                 --
                                                     ------------         ------------         -----------
NET LOSS.....................................        $     (7,854)        $       (541)        $    (7,425)
                                                     ============         ============         ===========



                                  PERKINS & MARIE CALLENDER'S INC.
                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (unaudited)
                                           (in thousands)


                                                      Successor
                                                    Year-to-Date         Successor         Predecessor
                                                        Ended       September 22, 2005- December 27, 2004-
                                                   October 1, 2006    October 2, 2005   September 21, 2005
                                                   -------------------------------------------------------
REVENUES:
   Food sales................................         $  417,188       $     14,737        $   243,446
   Franchise and other revenue...............             23,605                926             16,343
                                                      ----------       ------------        -----------
Total revenues...............................            440,793             15,663            259,789
                                                      ----------       ------------        -----------

COSTS AND EXPENSES:
Cost of sales (excluding depreciation shown below):
   Food cost.................................            123,621              5,865             69,976
   Labor and benefits........................            141,834              4,918             82,352
   Operating expenses........................            105,962              1,837             53,438
General and administrative...................             36,196              1,008             23,711
Transaction costs............................              5,513                867              4,632
Stock compensation...........................                 --                 --              8,925
Depreciation and amortization................             19,764                638             11,816
Interest, net................................             28,448              1,141             13,380
(Gain) loss on disposition of assets.........                (89)                 1               (518)
Asset write-down.............................                137                 --                248
Lease termination............................                366                 --                 --
Gain on extinguishment of debt...............            (12,581)                --                 --
Other, net...................................                388                 40               (214)
                                                      ----------       ------------        -----------
Total costs and expenses.....................            449,559             16,315            267,746
                                                      ----------       ------------        -----------
Loss before income taxes and minority interests           (8,766)              (652)            (7,957)
(Provision for) benefit from income taxes....               (324)               115              3,817
Minority interests...........................               (192)                (4)                --
                                                      ----------       ------------        -----------
NET LOSS.....................................         $   (9,282)      $       (541)       $    (4,140)
                                                      ==========       ============        ===========



                                  PERKINS & MARIE CALLENDER'S INC.
                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                             (unaudited)
                            (in thousands, except par and share amounts)

                                                                                       Successor             Successor
                                                                                   OCTOBER 1, 2006        DECEMBER 25, 2005
                                                                                   ---------------        -----------------
                                                        ASSETS
CURRENT ASSETS:
Cash and cash equivalents.....................................................     $      4,358                    3,988
Restricted cash...............................................................            8,203                    8,225
Receivables, less allowances for doubtful accounts............................           17,260                   16,108
Inventories, net..............................................................           11,925                   11,328
Prepaid expenses and other current assets.....................................            6,902                    4,333
Escrow deposits...............................................................            5,022                   18,162
Deferred income taxes.........................................................               --                    2,845
                                                                                   ------------              -----------
   Total current assets.......................................................           53,670                   64,989
                                                                                   ------------              -----------

PROPERTY AND EQUIPMENT, net of accumulated depreciation and amortization......           92,167                   78,515
INVESTMENTS IN UNCONSOLIDATED PARTNERSHIPS....................................              157                      311
GOODWILL......................................................................          141,153                  154,049
INTANGIBLE ASSETS, net of accumulated amortization............................           46,651                   48,088
OTHER ASSETS..................................................................           13,857                   14,171
                                                                                   ------------              -----------

                                                                                   $    347,655              $   360,123
                                                                                   ============              ===========

                                       LIABILITIES AND STOCKHOLDER'S INVESTMENT
CURRENT LIABILITIES:
   Accounts payable............................................................    $     23,013              $    21,814
   Accrued expenses............................................................          59,867                   64,571
   Franchise advertising contributions.........................................           5,353                    4,752
   Current maturities of long-term debt and capital lease obligations..........           4,781                    3,311
                                                                                   ------------              -----------
          Total current  liabilities...........................................          93,014                   94,448
                                                                                   ------------              -----------

CAPITAL LEASE OBLIGATIONS, less current maturities.............................           6,405                    6,939
LONG-TERM DEBT, less current maturities........................................         286,557                  293,138
DEFERRED INCOME TAXES..........................................................             326                   12,573
DEFERRED RENT..................................................................           9,298                    7,440
OTHER LIABILITIES..............................................................           7,545                    5,238

MINORITY INTEREST IN CONSOLIDATED PARTNERSHIPS.................................              75                      177

STOCKHOLDER'S INVESTMENT:
Common stock, $.01 par value, 100,000 shares authorized, 10,820 issued and
  outstanding..................................................................               1                        1
Additional paid-in capital.....................................................         136,131                  123,907
Notes secured by stock.........................................................              --                   (1,308)
Other comprehensive income.....................................................              29                       14
Accumulated deficit............................................................        (191,726)                (182,444)
                                                                                   ------------              -----------
        Total stockholder's investment.........................................         (55,565)                 (59,830)
                                                                                   ------------              -----------

                                                                                   $    347,655              $   360,123
                                                                                   ============              ===========





                                  PERKINS & MARIE CALLENDER'S INC.
                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                                             (unaudited)
                                           (in thousands)

                                                        Successor
                                                      Third Quarter        Successor          Predecessor
                                                          Ended       September 22, 2005-   July 11, 2005-
                                                     October 1, 2006    October 2, 2005   September 21, 2005
                                                     -------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss.........................................      $   (7,854)       $      (541)       $     (7,425)
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
   Depreciation and amortization.................           5,449                638               2,528
   Amortization of discount......................              75                 --                  --
   Other non-cash income and expense items.......              69                (68)              2,002
   (Gain) loss on disposition of assets..........               5                  1                (754)
   Asset write-down..............................              88                 --                  --
   Minority interests............................              23                 (4)                 --
   Equity in net loss of unconsolidated
    partnerships.................................              45                 --                  --
   Net changes in operating assets and
    liabilities..................................             445              2,598             (14,073)
                                                       ----------        -----------        ------------
     Total adjustments...........................           6,199              3,165             (10,297)
                                                       ----------        -----------        ------------
Net cash provided by (used in) operating
  activities.....................................          (1,655)             2,624             (17,722)
                                                       -----------       -----------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Cash paid for property and equipment..........          (5,383)              (476)             (1,960)
   Acquisition of predecessor's business.........              --           (224,972)                 --
   Deposit with trustee returned.................              --                 --             152,693
   Proceeds from sale of assets..................              --                 50                  --
                                                       ----------        -----------        ------------
Net cash used in (provided by) investing
  activities.....................................          (5,383)          (225,398)            150,733
                                                       ----------        -----------        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments under capital lease
    obligations..................................            (225)               (19)                (76)
   Payments on long-term debt....................            (254)            (4,000)           (148,009)
   Proceeds from long-term debt..................           3,000            190,440               4,000
   Debt issuance costs...........................              --             (9,163)                 --
   Proceeds for stock option redemption..........              --                 --               9,645
   Distributions to minority partners............             (80)                --                  --
   Capital contribution from parent..............              --             44,107                  --
                                                       ----------        -----------        ------------
Net cash provided by (used in) financing
  activities.....................................           2,441            221,365            (134,440)
                                                       ----------        -----------        ------------
Net decrease in cash and cash equivalents........          (4,597)            (1,409)             (1,429)
                                                       ----------        -----------        ------------
CASH AND CASH EQUIVALENTS:.......................
Balance, beginning of period.....................           8,955              6,909               5,699
                                                       ----------        -----------        ------------
Balance, end of period...........................      $    4,358        $     5,500        $      4,270
                                                       ==========        ===========        ============




                                  PERKINS & MARIE CALLENDER'S INC.
                           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                             (unaudited)
                                           (in thousands)

                                                        Successor
                                                      Year-to-Date             Successor              Predecessor
                                                          Ended           September 22, 2005-      December 27, 2004-
                                                     October 1, 2006        October 2, 2005        September 21, 2005
                                                     ----------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss.........................................       $  (9,282)            $     (541)            $     (4,140)
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
   Depreciation and amortization.................          19,764                    638                   11,816
   Amortization of discount......................             248                     --                       --
   Other non-cash income and expense items.......           6,481                    (68)                   2,417
   Gain on extinguishment of debt................         (12,581)                    --                       --
    (Gain) loss on disposition of assets.........             (89)                     1                     (518)
   Asset write-down..............................             137                     --                      248
   Minority interests............................             192                     (4)                      --
   Equity in net loss of unconsolidated
    partnerships.................................             154                     --                       --
   Net changes in operating assets and
    liabilities..................................          (4,524)                 2,598                  (18,620)
                                                        ---------             ----------             ------------
     Total adjustments...........................           9,782                  3,165                   (4,657)
                                                        ---------             ----------             ------------
Net cash provided by (used in) operating
  activities.....................................             500                  2,624                   (8,797)
                                                        ---------             ----------             ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Cash paid for property and equipment..........         (13,322)                  (476)                  (6,271)

   Acquisition of predecessor's business.........              --               (224,972)                      --
   Proceeds from sale of assets..................           1,547                     50                  137,228
                                                        ---------             ----------             ------------
Net cash used in (provided by) investing
  activities.....................................         (11,775)              (225,398)                 130,957
                                                        ---------             ----------             ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments under capital lease
    obligations..................................            (664)                   (19)                    (254)
   Payments on long-term debt....................        (105,615)                (4,000)                (148,009)
   Proceeds from long-term debt..................         108,341                190,440                    4,000
   Debt issuance costs...........................          (2,720)                (9,163)                      --
   Proceeds for stock option redemption..........              --                     --                    9,645
   Distributions to minority partners............            (242)                    --                       --
   Capital contribution from parent..............          12,545                 44,107                       --
                                                        ---------             ----------             ------------
Net cash provided by (used in) financing
  activities.....................................          11,645                221,365                 (134,618)
                                                        ---------             ----------             ------------
Net increase (decrease) in cash and cash
  equivalents....................................             370                 (1,409)                 (12,458)
                                                        ---------             ----------             ------------
CASH AND CASH EQUIVALENTS:.......................
Balance, beginning of period.....................           3,988                  6,909                   16,728
                                                        ---------             ----------             ------------
Balance, end of period...........................       $   4,358             $    5,500             $      4,270
                                                        =========             ==========             ============
